Exhibit 10-22

AMENDMENT NO. 2

to

ENERGY EAST CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF

AUGUST 1, 2001

          WHEREAS, Energy East Corporation (the "Corporation") established the Energy East Corporation Supplemental Executive Retirement Plan (the "Plan"), effective as of August 1, 2001; and

          WHEREAS, the Corporation desires to amend the Plan, as permitted by Paragraph 7 of the Plan, to prohibit Key Persons (as such term is defined by the Plan) from participating in any non-qualified plan, other than a plan providing for non-qualified deferred compensation benefits, that increases retirement benefits beyond those currently provided by a tax-qualified pension plan adopted or sponsored by a member of the EEC Group (as such term is defined by the Plan).

          NOW, THEREFORE, the Plan is amended, effective as of May 1, 2004, as follows:

1.  The Plan is hereby amended by adding a new Paragraph 12, such Paragraph 12 to read as follows:

12.         Exclusive Benefit. Effective at the time that an employee becomes a Key Person hereunder, the Key Person shall

 i.     cease to be a participant in and
ii.     shall not be entitled to receive any benefits from

any other nonqualified plan that increases retirement benefits beyond those currently provided by a tax-qualified pension plan (other than a nonqualified deferred compensation plan), which is sponsored or maintained by a member of the EEC Group.

* * * * *

          IN WITNESS WHEREOF OF THE ADOPTION OF THIS AMENDMENT NO. 2, Energy East Corporation has set its hand and seal to this Amendment No. 2 as of the 8th day of April 2004.

ENERGY EAST CORPORATION
by: /s/Kenneth M. Jasinski Kenneth M. Jasinski Executive Vice President and Chief Financial Officer
Attest: /s/Richard R. Benson Richard R. Benson Vice President - Human Resources
STATE OF NEW YORK COUNTY OF	) ) SS.: )

          On this 8 day of April, in the year 2004, before me, the undersigned, personally appeared Kenneth M. Jasinski personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Carol A. Leigh Notary Public